RESOLUTIONS OF COMMITTEE
              APPOINTED BY THE BOARD OF DIRECTORS OF
                     NATIONSBANK CORPORATION


                         January 8, 1998

             Approval of Medium-Term Notes, Series G

    WHEREAS, the Board of Directors of NationsBank Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of (i) its unsecured debt securities (the "Debt Securities"), (ii) shares of its preferred stock, including depositary shares (the "Preferred Stock") and (iii) shares of its Common Stock (the "Common Stock"), in one or more public offerings, (x) $3,000,000,000 of which securities have been registered with the Securities and Exchange Commission (the "Commission") pursuant to the Corporation's registration statement on Form S-3, Registration No. 33-63097, as amended (the "November 1995 Shelf"); (y) $3,000,000,000 of which securities have been registered with the Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-7229 (the "June 1996 Shelf");
and (z) $3,000,000,000 of which securities have been registered with the Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-13811 (the "December 1996 Shelf");

    WHEREAS, the Corporation has issued and sold pursuant to the November 1995 Shelf $2,800,000,000 of its Debt Securities in underwritten public offerings leaving an additional $200,000,000 in aggregate principal amount of unallocated Debt Securities, Preferred Stock and Common Stock that may be issued and sold pursuant to the November 1995 Shelf; and

    WHEREAS, the Corporation has issued and sold pursuant to the June 1996 Shelf $2,950,000,000 of its Debt Securities in underwritten public offerings leaving an additional $50,000,000 in aggregate principal amount of Debt Securities, Preferred Stock and Common Stock that may be issued and sold under the June 1996 Shelf; and

    WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on September 25, 1996, this Committee was appointed by the Board (the "Committee") with full authority to take action in connection with the issuance of the Corporation's unsecured debt securities (either senior or subordinated and including medium-term notes), and shares of its preferred stock, including depositary shares, and shares of its common stock (collectively, the "Securities") to be offered at the times and on terms to be determined by the Committee; and

    WHEREAS, the Corporation has not sold any of its securities registered under the December 1996 Shelf;

    WHEREAS, no stop order suspending the effectiveness of any of the above described Registration Statements has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation; and

    WHEREAS, the Committee has determined that issuing up to $2,250,000,000 in aggregate principal amount of debt securities on behalf of the Corporation through a medium-term note program utilizing unsecured senior and subordinated notes with varying maturities and interest rates is advisable and in the Corporation's best interests;

    NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions previously adopted by the Board, and the respective terms and provisions of the Indenture dated as of January 1, 1995 (the "Subordinated Indenture") between the Corporation and the Bank of New York, as Trustee (the "Subordinated Trustee"), and the Indenture dated as of January 1, 1995
(the "Senior Indenture," and together with the Subordinated Indenture, the "Indentures") between the Corporation and First Trust of New York, National Association, as successor Trustee to BankAmerica National Trust Company (the "Senior Trustee," and together with the Subordinated Trustee, the "Trustees"), the Corporation hereby establishes and there is hereby authorized to be issued medium-term notes, which may be a series of senior debt securities, designated as the Senior Medium-Term Notes, Series G (the "Senior Medium-Term Notes") and a series of subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series G (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), which Medium-Term Notes shall be subject to the terms and entitled to the benefits of the Senior Indenture, and the Subordinated Indenture, in the case of Subordinated Medium-Term Notes, all of which Medium-Term Notes shall be issued under the Registration Statement in an aggregate principal amount not in excess of $2,250,000,000;

    RESOLVED FURTHER, that those Medium Term Notes to be issued and sold under the authority of these resolutions shall be those securities previously authorized by the Board and registered for sale under the following Registration Statements, which securities shall be deemed sold from the oldest Registration Statement first as follows:

         SHELF                         AMOUNT
--------------------               --------------
    November 1995                 $   200,000,000

    June 1996                          50,000,000

    December 1996                   2,250,000,000
                                   ---------------
                     Total         $2,250,000,000;

    RESOLVED FURTHER, that the Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel and the Secretary or any Assistant Secretary of the Corporation are hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the form of United States Master Distribution Agreement (the "Distribution Agreement"), dated as of January 8, 1998, among the Corporation and the Agents (as defined therein), in the form presented to the Committee and attached hereto as Exhibit A, relating, among other things, to the sale of the Medium-Term Notes and to indemnification of and contribution to the Agents, with such changes as such officers may deem necessary or appropriate, the execution thereof being conclusive evidence of such approval;

    RESOLVED FURTHER, that any of the Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or the Treasurer of the Corporation (each, an "Authorized Officer") hereby is authorized and empowered to determine from time to time the method and terms of the sale of any Medium-Term Notes, including but not limited to the selection of the persons, if any, to act as agent for the Corporation from time to time in connection with the sale of any Medium-Term Notes and the approval of administrative procedures relating to the issuance and transfer of such Medium-Term Notes;

    RESOLVED FURTHER, that each Authorized Officer hereby is authorized and empowered to determine all of the specific terms and provisions of any Medium-Term Notes to be sold by the Corporation from time to time and the conditions of the sale thereof, including but not limited to (i) the specified time or times of any offering of Medium-Term Notes; (ii) whether the Medium-Term Notes to be sold will be Senior Medium-Term Notes or Subordinated Medium-Term Notes; (iii) the additional designation of such series of Medium-Term Notes, if any; (iv) the date or dates on which such Medium-Term Notes will be issued; (v) the method of and date for sale and delivery of such Medium-Term Notes; (vi) whether such Medium-Term Notes will be sold to an agent as principal or through an agent as agent for the Corporation, or whether the Corporation will sell such Medium-Term Notes directly on its own behalf; (vii) the fee or commission to be paid in connection with any such sale; (viii) the aggregate principal amount of such Medium-Term Notes which may be authenticated and delivered at any such time;
(ix) the date or dates on which the principal of such Medium-Term Notes is payable; (x) the rate or rates per annum, and, if applicable, the method for determining such rate or rates, if any, at which such Medium-Term Notes will bear interest (which may be fixed or floating), the dates or dates from which such interest shall accrue, the date or dates on which such interest shall be payable and the record date or dates for the interest payable on any such Medium-Term Notes on any interest payment date; (xi) the place or places at which the principal of (and premium, if any, on) and any interest on such Medium-Term Notes shall be payable, any such Medium-Term Notes may be surrendered for registration or transfer or exchange and notices and demands to or upon the Corporation in respect of such Medium-Term Notes may be served, which may or may not be the same place and which may or may not be maintained in the City of New York, if different from that specified herein;
(xii) the denominations in which such Medium-Term Notes are authorized to be issued, if different from that specified herein; (xiii) any provisions relating to the mandatory redemption of such Medium-Term Notes by the Corporation or redemption of the Medium-Term Notes at the option of the holder; (xiv) any sinking fund to be provided in connection with such Medium-Term Notes; (xv) whether such Medium-Term Notes will be original issue discount; (xvi) the person or persons who, from time to time, will serve as calculation agent with respect to such Medium-Term Notes, if different from that specified herein; (xvii) any provisions relating to the extension of maturity of, or the renewal of, Medium-Term Notes or the conversion of such Medium-Term Notes into other securities of the Corporation; and (xviii) any other terms and provisions of the Medium-Term Notes;

    RESOLVED FURTHER, that the Medium-Term Notes shall be issued as Registered Securities (as defined in the respective Indentures) by an Authorized Officer, such Medium-Term Notes shall be issued in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company or its nominee, in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication; and the forms of registered Senior Medium-Term Notes and the forms of registered Subordinated Medium-Term Notes presented to this Committee and attached hereto as Exhibit B and Exhibit C, respectively, together with such modifications as are appropriate to reflect the determinations of any Authorized Officer, are hereby in all respects approved;

    RESOLVED FURTHER, that the Administrative Procedures dated as of January 8, 1998 (the "Procedures"), in the form presented to this Committee and attached hereto as Exhibit D, are hereby approved in all respects, and the proper officers of the Corporation are authorized and empowered to direct the issuance of Medium-Term Notes from time to time in accordance with such Procedures, as such Procedures may be revised from time to time with the approval of any Authorized Officer;

    RESOLVED FURTHER, that the Medium-Term Notes shall be executed in the name of and on behalf of the Corporation by any of the Chief Executive Officer, or any Senior or other Vice President of the Corporation, the corporate seal shall be affixed thereon and shall be attested by the Secretary or any Assistant Secretary of the Corporation, and the signatures of the Chief Executive Officer, or any Senior or other Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the current or any future Chief Executive Officer or Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Medium-Term Notes, cease to be such an officer prior to the issuance of such Medium-Term Notes, the Medium-Term Note so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chief Executive Officer of the Corporation, John E. Mack, Senior Vice President of the Corporation, James W. Kiser, Secretary of the Corporation, and Allison Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

    RESOLVED FURTHER, that pursuant to the provisions of the respective Indentures, each of the Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel of the Corporation is hereby authorized and empowered to cause the Medium-Term Notes, upon execution thereof, to be delivered to the Trustee under the applicable Indenture, or to any agent designated by such Trustee, for authentication and delivery and to deliver by it to said Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Medium-Term Notes, if necessary, and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Medium-Term Notes;

    RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York initially shall act under the provisions of the Subordinated Indenture, and is appointed as the agent for the Corporation under the provisions of the Senior Indenture, in each case, for the registration, transfer, exchange and payment of the Medium-Term
Notes (in such capacity the "Paying Agent"), and is authorized to be appointed by the Senior Trustee as authenticating agent, and that the corporate trust office of said bank located at 101 Barclay Street, New York, New York 10286, hereby is designated, pursuant to the provisions of Section 4.02 of the respective Indentures, as the office or agency of the Corporation where the Medium-Term Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation hereby are authorized and empowered to execute and deliver any documents required by the respective Trustees under the Indentures, or by the Paying Agent, with respect to such appointment, or by any other person as any Authorized Officer shall determine, agent for the Corporation for the registration, transfer, exchange or payment of, or the authentication of, the Medium-Term Notes;

    RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York hereby initially is appointed the agent for the Corporation for the calculation of interest with respect to the Medium-Term Notes (the "Calculation Agent") as described in the Prospectus of the Corporation dated December 19, 1996, as supplemented by the Prospectus Supplement of the Corporation dated January 8, 1998, a copy of which is attached hereto as Exhibit E, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Calculation Agent, with respect to such appointment of The Bank of New York, or any other person as any Authorized Officer shall determine, as Calculation Agent for the Corporation;

    RESOLVED FURTHER, that this written consent shall also serve as the written consent of the Committee members acting in their capacity as members of the Committees appointed by the Board of Directors of the Corporation to act on behalf of the Corporation in connection with the issuance of debt securities registered under the November 1995 Shelf and the June 1996 Shelf;

    RESOLVED FURTHER, that whenever either of the respective Trustees under the Indentures shall, in its capacity as Trustee, deem it expedient, it may apply to counsel (which may be counsel for the Corporation) for advice or instructions, and, for its actions and good faith in such agency capacity, including but not limited to action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability; and

    RESOLVED FURTHER, that each of the officers of the Corporation hereby is authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.